LIBERTY FLOATING RATE ADVANTAGE FUND
                           Class A, B and C Shares

                Supplement to Prospectus dated January 1, 2001
                (Replacing Supplement dated February 22, 2001)


The Fund's prospectus is amended as follows:

(1) The section sub captioned Example under the caption Fund Expenses is replaced in its entirety with the following:

     Example. This Example helps you compare the cost of investing in the Fund to the cost of investing in other mutual funds. The Example assumes that
     (i) you invest $1,000 in the Fund, (ii) your investment has a 5% return each year, (iii) operating expenses remain the same, (iv) all income dividends and capital gains distributions are reinvested in additional shares, and (v) expense reductions are in effect for the first year in the periods below. The Example should not be considered a representation of future expenses. Your actual costs may be higher or lower.



Class*                                         1 year      3 years      5 years      10 years
-----                                          ------      -------      -------      --------

Class A                                         $91          $202         $312         $576
Class B**
     sold all your shares at the end
     of the period                              $94          $203         $311         $578
     did not sell your shares                   $62          $183         $301         $578

Class C
     sold all your shares at the end
     of the period                              $73          $187         $307         $594
     did not sell your shares                   $63          $187         $307         $594



     ---------
     * The table assumes leverage representing 33 1/3% of total assets. In the event that the Fund does not utilize any leverage an investor would pay the following expenses based on the assumptions in the example:


Class                                         1 year       3 years      5 years      10 years
-----                                         ------       -------      -------      --------

Class A                                         $57          $103         $151         $283
Class B**
sold all your shares at the end
  of the period                                 $59          $101         $148         $284
did not sell your shares                        $26           $81         $138         $284
Class C
sold all your shares at the end
  of the period                                 $38           $85         $145         $307
did not sell your shares                        $28           $85         $145         $307


     ** Class B shares convert to Class A shares after eight years. The 10-year expense example for Class B shares reflects Class B share expenses for eight years and Class A expenses for two years.

(2) The table and footnotes on page 2 of the Prospectus are replaced with the following:



                              Price to Public (1)  Maximum Sales Load(2)          Proceeds to Fund (3)
     ------------------------ -------------------- ------------------------------ ----------------------
     Per Class A Share        $12.48               $0.44                             $12.04
     Per Class B Share        $12.02                None                             $12.02
     Per Class C Share        $12.02                None                             $12.02



         (1) The shares are offered on a best efforts basis at a price equal to net asset value, or in the case of Class A shares, net asset value plus an initial sales load. The shares are offered continuously. The minimum initial purchase is $2,500. No arrangements have been made to place the funds in an escrow, trust, or similar arrangement. As of February 15, 2001, the net asset value per share of the Fund was $12.04 for Class A shares and $12.02 for each of Class B and Class C shares.
         (2) The maximum initial sales load on Class A shares is 3.5% of the public offering price. Class B and C shares are not subject to an initial sales load but are subject to an early withdrawal charge. Class A, B and C shares are subject to a distribution fee and a service fee. Liberty Funds Distributor, Inc. (Distributor) will pay all sales commissions to authorized dealers from its own assets.
          (3) Assumes the sale of all shares registered.



762-36/058G-0501                                                   May 18, 2001

                       LIBERTY FLOATING RATE ADVANTAGE FUND
                                  Class Z Shares

                    Supplement to Prospectus dated January 1, 2001


The Fund's prospectus is amended as follows:

(1) The section sub captioned Example under the caption Fund Expenses is replaced in its entirety with the following:

Example. This Example helps you compare the cost of investing in the Fund to the cost of investing in other mutual funds. The Example assumes that (i) you invest $1,000 in the Fund, (ii) your investment has a 5% return each year, (iii) operating expenses remain the same, (iv) all income dividends and capital gains distributions are reinvested in additional shares, and (v) expense reductions are in effect for the first year in the periods below. The Example should not be considered a representation of future expenses. Your actual costs may be higher or lower.



Class*                                         1 year      3 years      5 years      10 years
-----                                          ------      -------      -------      --------

Class Z                                         $55          $164         $272         $537

        ---------
         * The table assumes leverage representing 33 1/3% of total assets. In the event that the Fund does not utilize any leverage an investor would pay the following expenses based on the assumptions in the example:


Class                                          1 year      3 years      5 years      10 years
-----                                          ------      -------      -------      --------
Class Z                                         $19          $59          $102         $221






762-36/057G-0501                                                    May 18, 2001